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                                                                 EXHIBIT (99)(a)


             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER OF
                       THE LUBRIZOL CORPORATION REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, William G. Bares, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The Lubrizol Corporation, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the independent members of the Company's Board of Directors.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report on Form 10-K for the Year Ended December 31, 2001 of The Lubrizol Corporation
          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Lubrizol Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          -    any amendments to any of the foregoing.


/s/ William G. Bares                       Subscribed and sworn to
William G. Bares                           before me this 2nd day of
Chief Executive Officer                    August 2002.
The Lubrizol Corporation
August 2, 2002                             /s/  Leslie M. Reynolds
                                           Notary Public
                                           My Commission Expires:
                                           LESLIE M. REYNOLDS, Attorney At Law
                                           Notary Public, State of Ohio
                                           My commission has no expiration date,
                                           Section 147.03 R.C.